UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 1, 2014
(Date of earliest event reported): September 30, 2014

Akorn, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana
(State or Other Jurisdiction of Incorporation)

001-32360 (Commission File Number)	72-0717400 (IRS Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forrest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

(847) 279-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2014, Oak Pharmaceuticals, Inc. (“Oak”), a Delaware corporation and wholly owned subsidiary of Akorn, Inc. (“Akorn”), entered into a Product Acquisition Agreement (the “Purchase Agreement”) with Sunovion Pharmaceuticals Inc., a Delaware corporation (“Sunovion”) to acquire certain rights and inventory related to the branded product, Xopenex® (Levalbuterol HCl) Inhalation Solution (the “Product”). The purchase consideration of $41.5 million was paid in cash at closing, net of certain liabilities for product return reserves, rebates, and chargeback reserves, assumed by Oak.  The acquired assets were deemed to constitute a business and are being accounted for as a business combination.  On that day, Akorn, filed a Current Report on Form 8-K to report completion of the acquisition, which is being amended hereby to provide the abbreviated financial statements and the unaudited pro forma condensed combined financial statements of the Product, under Items 9.01(a) and 9.01(b), respectively, that were required to be filed either as part of the Original Report or by Amendment thereto.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited abbreviated financial statements of the Product as of and for the year ended March 31, 2014 and the unaudited abbreviated financial statements of the Product as of June 30, 2014 and for the quarters ended June 30, 2014 and June 30, 2013 is filed as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations for the six month period ended June 30, 2014 and for the year ended December 31, 2013, giving effect to the Purchase Agreement is filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(d)	See Attached Exhibit Index

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1
Audited abbreviated financial statements of the Product as of and for the year ended March 31, 2014 and the unaudited abbreviated financial statements of the Product as of June 30, 2014 and for the quarters ended June 30, 2014 and June 30, 2013.

99.2
Unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations for the six month period ended June 30, 2014 and for the year ended December 31, 2013, giving effect to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2014

AKORN, INC.

	By:	/s/ Timothy A. Dick
		Name:	Timothy A. Dick
		Title:	Chief Financial Officer